S000036208 [Member] Investment Strategy - Multi-Manager Value Strategies Fund	May 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
The Fund’s assets primarily are invested in equity securities. Equity securities generally include common stocks, but may also include preferred stocks and convertible securities. The Fund may invest in companies that have market capitalizations of any size.
The Fund may invest up to 20% of its net assets in debt instruments, including those that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds).
The Fund may invest up to 25% of its net assets in foreign investments. The Fund may invest in foreign securities directly or indirectly through depositary receipts. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials sector.
The Fund may also invest in exchange-traded funds (ETFs).
Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other portions of the Fund’s assets independently of each other and Columbia Management. The Fund’s subadvisers are American Century Investment Management, Inc. (American Century), and Diamond Hill Capital Management, Inc. (Diamond Hill) .